Employees (Tables)	12 Months Ended
Jun. 30, 2020
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Summary of Employees

	2020	2019	2018
	Number	Number	Number
Average number of employees (1)
Australia	20,967	18,146	16,504
South America	7,330	6,979	6,729
North America	1,296	1,999	1,839
Asia	1,939	1,743	1,368
Europe	57	59	70

Total average number of employees from Continuing operations	31,589	28,926	26,510

Total average number of employees from Discontinued operations	–	–	651

Total average number of employees	31,589	28,926	27,161

(1)
Average employee numbers include the Executive Director and 100 per cent of employees of subsidiary companies. Employees of equity accounted investments and joint operations are not included. Part-time employees are included on a full-time equivalent basis. Employees of businesses disposed of during the year are included for the period of ownership. Contractors are not included.